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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 24, 2001



                               USA NETWORKS, INC.
               (Exact name of Registrant as specified in charter)


         Delaware                  0-20570                59-2712887
(State or other jurisdiction   (Commission File        (IRS Employer
of incorporation)                   Number)             Identification No.)


              152 West 57th Street, New York, NY         10019
           (Address of principal executive offices)    (Zip Code)



              Registrant's telephone number, including area code:
                                 (212) 314-7300

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release of USA Networks, Inc. dated October 24, 2001.
         99.2     Forward-Looking Financial Information.

ITEM 9.  REGULATION FD DISCLOSURE

         On October 24, 2001, the Registrant issued a press release announcing its results for the quarter ended September 30, 2001. The full text of this press release, appearing in Exhibit 99.1 hereto and forward-looking financial information, appearing in Exhibit 99.2 hereto, are furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            USA NETWORKS, INC.


                                            By: /s/ Julius Genachowski
                                               ---------------------------------
                                               Name:  Julius Genachowski
                                               Title: Senior Vice President and
                                                      General Counsel

         Date: October 24, 2001




                                  EXHIBIT INDEX

Exhibit No.                        Description

99.1          Press Release of USA Networks, Inc. dated October 24, 2001.

99.2          Forward-Looking Financial Information.